Exhibit 10.8


                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



To:      QUEST NET CORP.
         2999 NE 191st Street, Suite PH8
         Miami, FL 33180



        This Subscription Agreement is made between QUEST NET CORP., ("Company" or "Seller") a Florida corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's Common Stock, (the "Shares"), at 80% of the five day average closing bid price of the Company's Common Stock as reported by Bloomberg, LP for the five trading days immediately prior to funding (the "Discounted Purchase Price"). The Shares being offered will be separately transferable, to the extent that any such transfer is permitted by law. The terms for the issuance of the Shares are set forth in
Section 4. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto, relating to an offering (the "Offering") of up to $5,000,000 of Shares at the "Discounted Purchase Price". The Offering comprises
(i) an offering of the Shares to accredited investors (the "Regulation D Offering") in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").



1.      SUBSCRIPTION.

         (a) The undersigned hereby irrevocably subscribes for and agrees to purchase 910,747 Shares ("Total Number of Shares") at a purchase price of $5.49 per Share (the "Purchase Price") for a total of $5,000,000 (the

                           -------------------------
                                QUEST NET CORP.
                           -------------------------


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                         Maximum Offering $5,000,000



  This offering consists of $5,000,000 of the Company's Common Stock pursuant to the terms set forth herein.


                           --------------------------
                             SUBSCRIPTION AGREEMENT
                           --------------------------

                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



To:      QUEST NET CORP.
         2999 NE 191st Street, Suite PH8
         Miami, FL 33180



        This Subscription Agreement is made between QUEST NET CORP., ("Company" or "Seller") a Florida corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's Common Stock, (the "Shares"), at 80% of the five day average closing bid price of the Company's Common Stock as reported by Bloomberg, LP for the five trading days immediately prior to funding (the "Discounted Purchase Price"). The Shares being offered will be separately transferable, to the extent that any such transfer is permitted by law. The terms for the issuance of the Shares are set forth in
Section 4. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto, relating to an offering (the "Offering") of up to $5,000,000 of Shares at the "Discounted Purchase Price". The Offering comprises
(i) an offering of the Shares to accredited investors (the "Regulation D Offering") in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").



1.      SUBSCRIPTION.

         (a) The undersigned hereby irrevocably subscribes for and agrees to purchase _______________ Shares ("Total Number of Shares") at a purchase price of _________ per Share (the "Purchase Price") for a total of $__________________ (the

"Aggregate Purchase Price"). The closing shall be deemed to have occurred on the date agreed upon by the Company and the Purchaser (the "Closing Date").

        (b) Upon receipt by the Escrow Agent of the requisite payment for the Shares being purchased the certificates representing the Shares so purchased will be forwarded by the Escrow Agent to the Purchaser and the name of such Purchaser will be registered on the stock and transfer books of the Company as the record owner of such Shares. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.      REPRESENTATIONS AND WARRANTIES.

         The undersigned hereby represents and warrants to, and agrees with, the Company as follows:



              (a) The undersigned has been furnished with, and has carefully read the applicable form of Registration Rights Agreement annexed hereto as Exhibit A (the "Registration Rights Agreement"), and is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in this investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

              (b) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned or the undersigned has had access thereto.

              (c) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

              (d) The undersigned will not sell or otherwise transfer the Shares, without registration under the Act or applicable state securities laws or an exemption therefrom. The Shares have not been registered under the Act or under the securities laws of certain states. The Shares shall be registered by the Company pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit A and incorporated herein and made a part hereof. Without limiting the right to have the Shares registered and sell the Shares pursuant to this Subscription Agreement, the undersigned represents that the undersigned is purchasing the Shares for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned does not now have or, in the future, will not take any short position or hedge position in the Company's Common Stock that would be in violation of the Act or the securities laws of certain states, that would have the effect of being manipulative on the Company's Common Stock price, or that would result in a short position or hedge position of more than 4.9% of the Company's issued and outstanding Common Stock. The undersigned has not offered or sold any portion of the Shares being acquired nor does the undersigned have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided in the Registration Rights Agreement, the Company has no obligation to register the Shares.

              (e) The undersigned recognizes that an investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the schedule entitled Threatened or Pending Litigation matters attached hereto as Exhibit B.

              (f) The undersigned acknowledges that each certificate representing the Shares unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:



              THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION

              STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR
              (III) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS
              AVAILABLE.

              NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

              (g) If this Subscription Agreement is executed and delivered on behalf of a corporation: (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Shares and
         (b) to purchase and hold the Shares: (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation; and (iii) such corporation has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

              (h) The undersigned shall indemnify and hold harmless the Company and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's subscription for and purchase of the Shares or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the

         Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

              (i) The undersigned is not subscribing for the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

             (j) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

              (k) The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Shares. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review (1) the Company's Confidential Business Plan and (2) the Company's audited financials for the calendar year ended December 31, 1998, (the "Disclosure Documents").

              (1) The Purchaser is purchasing the Common Stock for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Common Stock issuable upon conversion thereof.

         3. SELLER REPRESENTATIONS.

         (a) Concerning the Securities. This Agreement, the Registration Rights Agreement and the issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable as binding agreements of the Company in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. A minimum of 2,000,000 shares of Common Stock have been duly and validly reserved for issuance and, upon issuance shall be duly and validly issued, fully paid, and nonassessable (the "Reserved Shares"). The Company agrees that it will comply with all terms of the Registration Rights Agreement attached hereto as Exhibit A.

        Prior to registration of all the Shares, if at anytime the registration of all the Shares outstanding results in an insufficient number of Reserved Shares being available to cover all the Shares sold in this Offering, then in such event, the Company will move to call and hold a shareholder's meeting within 45 days of such event for the purpose of authorizing additional Shares to facilitate the registration. In such an event the Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock. Seller represents and warrants that under no circumstances will it deny or prevent Purchasers right to sell the Shares as permitted under the terms of this Subscription Agreement or the Registration Rights Agreement. Nothing in this Section shall limit the obligations of the Company to make the payments set forth in paragraph 4(h).

         (b) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         (c) Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement the Registration Rights Agreement and the Shares do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

         (d) Company Compliance. The Company and its subsidiaries are (i) validly existing as a corporation in good standing under the laws of the State of Florida and other jurisdictions of incorporation, and are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and have all requisite corporate power and authority to own its properties and conduct its business; (ii) The Company and its subsidiaries are not in violation of any term or provision of its Certificate of Incorporation or by-laws; (iii) not in default in the performance or observance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material mortgage, deed of trust, indenture or other instrument or agreement to which they are a party, either singly or jointly, by which it or any of their property is bound or subject except as set forth in Exhibit B. Furthermore, the Company is not aware of any other facts, which it has not disclosed which could have a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

         (e) Pending Litigation. Except as otherwise disclosed in Exhibit B, there is (i) no material action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or that, to the knowledge of the Company, has been proposed by any Governmental Body adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its subsidiaries is subject that, in the case of clauses (i), (ii) and (iii) above, (x) is reasonably likely to, singly or in the aggregate, result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company effect, and its subsidiaries taken as a whole or (y) would interfere with or materially adversely affect the issuance of the Shares or would be reasonably likely to render this Subscription Agreement or the Shares, or any portion thereof, invalid or unenforceable.

         (f) Issuance of the Shares. No action has been taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any Governmental Body that prevents the issuance of the Shares; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares or suspends the sale of the Shares in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Shares or render the

Subscription Agreement or the Shares, or any portion thereof, invalid or unenforceable.

         (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for and purchase of the Shares or the Purchaser's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser has not otherwise been reimbursed (including reasonable attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Purchaser, or such officer, director stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

         (h) No Change. Other than filings required by the Blue Sky or federal securities law, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Shares, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter and a copy thereof will be forwarded to Counsel for the Purchaser.

         (i) True Statements. Neither this Agreement nor any of the Disclosure Documents, as defined in Section 2 subsection (k) above, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents,

         (j) The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such counsel nor any other firm, including Joseph B. LaRocco, Esq., has acted on behalf of the Purchaser, and the Purchaser has not and will not rely on the Company's legal counsel or Joseph B. LaRocco, Esq. with respect to any matters herein described.

         (k) There has never been represented, guaranteed, or warranted to the undersigned by any broker, the Company, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

         (l) Prior Shares Issued Under Regulation S or Regulation D. In the past six months the Company raised $0 in Regulation S offerings for which it issued no shares of its Common Stock. The Company has raised $1,000,000 in Regulation D offerings in the past 12 months.

         (m) Current Authorized Shares. As of May 3, 1999, there were 50,000,000 authorized shares of Common Stock of which approximately 21,202,383 shares of Common Stock were deemed issued and outstanding on a fully diluted basis. There are currently 100,000 shares of convertible preferred stock issued and outstanding which the Company has the right to redeem at $10.00 per share. Theses shares are convertible into common stock at a price equal to the average bid and ask price of the three trading days prior to notice of conversion. Grupo Internet Latino American currently owns 10,399,278 shares of the Company's Common Stock.

         (n) Disclosure Documents. The Disclosure Documents are all the documents (other than preliminary materials) that the Company has delivered to the Purchaser or its advisor. As of their respective dates, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be indicated in the notes thereto.

         (o) Information Supplied. The information supplied by the Company to Purchaser in connection with the offering of the Common Stock does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

         (p) Delivery Instructions. On the Closing Date the Common Stock being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will simultaneously wire to the Company the funds being held in escrow, less consulting fees, at which time the Escrow Agent shall then have the Common Stock delivered to the Purchaser, per the Purchaser's instructions. Joseph LaRocco shall provide the Company with the information needed to complete a Form 1099 with respect to the Consulting Fees and a receipt that such fees were paid.

         (q) No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement, the Registration Rights Agreement or the Shares, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, (ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock, if any.

         (r) Use of Proceeds. The Company represents that the proceeds of this offering will be used during the next twelve months as follows:

Implementation of South Florida Wireless Communication         $1,200,000
Acquisition                                                    $1,000,000
Consulting and other fees                                      $  350,000
Internet Exchange Points                                       $1,000,000
Repayment of Debt                                              $  200,000
Marketing, Promotion, Sales Operational
Expenses and Working Capital                                   $1,230,000

         (s) Board Resolution/Opinion Letter. A copy of the Company's Minutes authorizing this offering shall be attached hereto as Exhibit C and counsel for the Company shall prepare a pre-closing opinion letter which shall be attached hereto as Exhibit D.

         (t) The Company will concurrently with the effectiveness of the Registration Statement file for registration under the Securities and Exchange Act of 1934 a Form B-A to become a "reporting issuer".

         (u) Camilo Pereira represents that he currently has proxies for at least 65% of the shares of the outstanding Common Stock of the Company. In the event the Company is listed on The Nasdaq SmallCap Market and the total number of Shares plus the Additional Shares (as hereinafter defined) are 20% or greater than the current number of Shares issued and outstanding, then in such event, Camilo Pereira agrees that he shall vote the shares he owns and for which he has proxies, in favor of issuing such Additional Shares that would be equal to or greater than said 20%.

         4. ISSUANCE OF SHARES AND REGISTRATION.

         (a) Legend. Upon registration of the Shares, the Company shall deliver to the Purchaser, or per the Purchaser's instructions, the shares of Common Stock, subject to the following restrictive legend:

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN INCLUDED IN THE COMPANY'S REGISTRATION STATEMENT INITIALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON __________ 199_, AND MAY BE SOLD IN ACCORDANCE WITH THE COMPANY'S PROSPECTUS DATED __________ 199_, WHICH FORMS A PART OF SUCH REGISTRATION STATEMENT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) Interest. Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

         (c) Opinion Letter. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the date of issuance. Upon surrender of any Share certificates that are to be sold in part, the Company shall issue to the Purchaser new Share Certificates equal to the unsold amount, in denominations of not less than 50,000 Shares per certificate.

         (d) Once the Common Stock has been registered, if the Common Stock, with the legend appearing in Section 4(a), is not delivered per the written instructions of the Purchaser, within 5 (five) business days after the Company receives the Share certificates from the Purchaser, then in such event the Company shall pay to Purchaser one-half of one percent (.50%) in cash, of the dollar value of the Shares delivered to the Company per each day after the fifth business day following said receipt by the Company, that the Common Stock is not delivered.

         To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 4 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 4(d) shall not apply but instead the provisions of Section 4(e) shall apply.

         The Company shall make any payments incurred under this Section 4(d) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Purchaser within five (5) business days after registration and after the Company receives the Share certificates from the Purchaser.

         (e) The Company shall at all times reserve and have available all Common Stock necessary for registration of all the Shares purchased by all Purchasers of the Shares. If, at any time the Company does not have sufficient authorized but unissued shares of Common Stock available for registration ("Default", the date of such default being referred to herein as the "Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available. The Company shall provide notice of such Default ("Notice of Default") to all Purchasers, within one (1) business day of such default (with the original delivered by overnight or two-day courier).

         The Company agrees to pay to all Purchasers of outstanding Shares payments for a Default ("Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Shares held by each Purchaser where N = the number of days from the Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect of all remaining Shares. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Shares that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Default Payments. The accrued Default shall be paid in cash which payments shall be made to such Purchaser of outstanding Shares by the fifth day of the following calendar month following registration of all the Shares. Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

         (f) Issuance Of Additional Shares Based Upon Price Reset:

         If the Current Market Price (as defined below) for the sixty (60) trading day period after the date of effectiveness of a Registration Statement filed pursuant to the Registration Rights Agreement is less than 125% of the Purchase Price, then the Company shall issue to the Purchaser, at no cost to the Purchaser, within 5 business days of receipt of written notice from the Purchaser, additional shares of Common Stock (the "Additional Shares") equal to the difference between (i) the Aggregate Purchase Price divided by 80% of the Current Market Price and (ii) the Total Number of Shares.

         The "Current Market Price" per share of Common Stock is the average of the closing bid prices of the Common Stock as reported by Bloomberg, LP for the sixty (60) consecutive trading days following but not including the date the Registration Statement is deemed effective.

Example:     Aggregate Purchase Price        = $5,000,000
             Purchase Price (80% of $7.00)   = $5.60
             125% of Purchase Price          = $7.00
             Current Market Price            = $6.00
             80% of Current Market Price     = $4.80
             Total Number of Shares          = $892,857 (5,000,000 / $5.60)



Additional Shares = ($5,000,000 / $4.80) - 892,857
148,810 = 1,041,667 - 892,857



         The Company shall not issue any fractional shares of Common Stock as a result of this Section 4. In the event Additional Shares are required to issued hereunder, and the number of shares to be issued is not a whole number, then the number of shares to be issued will be rounded to the nearest whole number.

         The Company shall pay any documentary, stamps, or similar issue or transfer tax due on the issue of Additional Shares. However, the Purchaser shall pay any such taxes, which are due because such shares are issued in name other than its name.

         The Company shall reserve out of its authorized but unissued Common Stock a minimum of 2,000,000 shares of Common Stock to permit the issuance of all of the Additional Shares required to be issued hereunder, and shall reserve such Additional Shares as may be needed. All Additional Shares shall be, when issued in accordance herewith, duly authorized, validly issued, fully paid and nonassessable.

         In the event that the re-pricing would make Purchaser a 5% or more holder of the Company's common stock if all the Additional Shares were issued at one time, the Company shall only issue 4.9% to the Purchaser at a time and whenever Purchaser's holdings fall to 4.0% or less, the Company shall issue an additional 0.9% of Shares. Purchaser hereby agrees that it will vote all shares of its common stock to retain Camilo Pereira as Chief Executive Officer and a Director of the Company and to maintain the Board of Directors serving at the time that the Purchaser would otherwise become a 5% or more holder, subject only to termination for cause.

         (g) Redemption Terms. The Company reserves the right, at its sole option, to repurchase any of the Shares not previously sold by Purchaser at any time up to one (1) year following the Closing Date. If the Company exercises such right to repurchase on or before the one (1) year anniversary following the Closing Date, it shall pay the Purchaser, in U.S. currency One Hundred
Twenty Five Percent (125%) of the amount paid for such repurchased Shares by the Purchaser pursuant to the terms of this Agreement. The Company may exercise its repurchase rights hereunder by notifying the Purchaser by facsimile at the number listed in this Agreement or in accordance with Section 9 of this Agreement. The Company shall state in such notice the number of Shares it intends to repurchase, the amount that it will pay to effect such repurchase and the date by which the Purchaser must deliver the Shares to Joseph B. LaRocco, Escrow Agent (including the Escrow Agent's address) unless the Company is already in receipt of those Shares to be repurchased. The Purchaser shall be prohibited from selling or trading the Shares subject to the repurchase notice after the notice has been received. The Company shall give the Purchaser at least three (3) business day's notice of the above information and shall only be permitted to give such notice after Rebecca Del Medico, Esq., or other mutually acceptable attorney, is in receipt of that amount of funds necessary to effect the redemption. On or before the date by which the Purchaser is to deliver the original Shares to the Escrow Agent, the Company shall wire to the Escrow Agent that amount necessary to pay the Purchaser to effect the repurchase. After the Escrow Agent is in receipt of the original Shares and those funds necessary to effectuate the repurchase, the Escrow Agent shall wire those funds to the Purchaser and deliver to the Company the original Shares via overnight courier. The Company shall make any payments required under the terms of this subparagraph 4(g) to the Escrow Agent within five (5) business days following the date the Company sends the Purchaser a notice to repurchase.

         (h) The Company shall furnish to Purchaser such number of prospectuses and other documents incidental to the registration of the Shares, including any amendment of or supplements thereto.

5. LIMITS ON AMOUNT OF OWNERSHIP.

         Notwithstanding the provisions hereof, in no event except if there is
(i) a public announcement that 50% or more of the Company is being acquired,
(ii) a public announcement that the Company is being merged, or (iii) a public announcement that there is a change in control, shall the Purchaser be entitled to own more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

6. MERGERS AND ADJUSTMENTS

         Until such time as the additional shares, if any, are issued:

              (a) If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the Purchaser is entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall agree that such Additional Shares shall be issued to Purchaser on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer that the Purchaser would have received immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided herein.

              (b) The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assume in writing the obligations of the Company under this Agreement and immediately after such transaction no defaults exist. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such written assumption.

              (c) Adjustments. The number of Additional Shares issuable pursuant to the terms of this Agreement shall be subject to adjustments as follows:

                   (i) In case the Company shall (A) pay a dividend on Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock, (B) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock) from the proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend), (C) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (D) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (E) issue by reclassification, reorganization or recapitalization of its Common Stock any shares of Common Stock or other securities of the Company, the number of Additional Shares that would have been issuable immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the Purchaser would have received prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the effective date in the case of a stock split, subdivision, combination or reclassification.

                   (ii) In case the Company shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends other than as described in Section 6(c)(i)), or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, then in such case, the number of Additional Shares that would thereafter have been issuable shall be determined by multiplying the number of Additional Shares theretofore issuable, by a fraction, of which the numerator shall be the closing bid price per share of Common Stock on the record date for such distribution, and of which the denominator shall be the closing bid price of the Common Stock less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (iii) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Section 6 will not have to be adjusted if such adjustment would not require an increase or decrease in one percent (1%) or more in the number of Additional Shares issuable pursuant to the terms of this Agreement. No adjustment in the number of Additional Shares issuable pursuant to the terms of this Agreement will be made for the issuance of shares of capital stock to directors, employees or independent contractors pursuant to the Company's or any of its subsidiaries' stock option, for the purpose of the Company's Common Stock warrants issued, issuable or to be issued for services rendered by others to the Company, stock ownership or other benefit plans or arrangements or trusts related thereto or for issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan.

7. DELIVERY INSTRUCTIONS.

         Prior to the Closing Date, the Company shall deliver to the Escrow Agent a signed Registration Rights Agreement in the form attached hereto as Exhibit A. The Shares being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will hold them in escrow until funds have been wired to the Company at which time the Escrow Agent shall then have the Shares delivered to the Purchaser, per the Purchaser's instructions.

B. UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

FOR ALL SUBSCRIBERS:

         (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement.

         (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Shares.

         (c) The representations, warranties and agreements of the undersigned and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Shares, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

         (d) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         (e) The Regulation D Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

         (f) it is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         (g) THE SHARES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (h) NASAA UNIFORM LEGEND

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (i) The undersigned acknowledges and is aware that except for the three day rescission rights provided under Florida law, the undersigned is entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

         (j) The undersigned has had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Subscription Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

         (k) The undersigned understands that he may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that he may desire, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by ss.517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, the undersigned understands that he may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

         (l) The undersigned has had the opportunity to obtain additional information.

9.       LITIGATION.

         (a) Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the Federal courts of the state of New York. The Company hereby expressly and irrevocably submits to the jurisdiction of the federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

         (b) Waiver of Jury Trial. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Purchaser entering into this agreement.

         (c) Submission To Jurisdiction. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought exclusively in the federal courts located in New York, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

10.      NOTICE.

         All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received (a) when delivered, if delivered personally, (b) four days after mailing. when sent by registered or certified mail, return receipt requested and postage prepaid, (c) the next business day after delivery to a private courier service, and (d) on the date of delivery by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by registered or certified mail, return receipt requested and postage prepaid, in each case addressed as follows:

         If to Company, to:

                  QUEST NET CORP.
                  2999 NE 191st Street, Suite PH8
                  Miami, FL 33180
                  Attention: Camilo Pereira
                  Phone: 305-935-1080
                  Fax:

         If to Investor, to:

                  _____________________________

                  _____________________________

                  _____________________________

                  Phone: ______________________

                  Fax: ________________________

or to such other address as the recipient party may indicate by a notice delivered to the sending party (such change of address notice to be deemed given, delivered and received only upon actual receipt thereof by the recipient of such notice).

11.      MISCELLANEOUS.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular, or plural, as the identity of the person or persons may require.

         (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, QUEST NET CORP., 2999 NE 191st Street, Suite PH8, Miami, FL 33180 or
(ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph 11(c).

         (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into, and to be performed in, Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Subscription Agreement, together with Exhibits A, B, C and D attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. This Subscription Agreement may be executed in counterparts. A facsimile transmission of an executed counterpart of this Subscription Agreement shall be effective as an original.

[THE BALANCE OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

                                 QUEST NET CORP.
                            CORPORATION QUESTIONNAIRE

                            Investor Name: JAMES LLC

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S Subscription to purchase the Common Stock described in the Subscription Agreement may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Common Stock is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

         IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 ATTACHED HERETO.

I.       PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES TO THE
CORPORATION.

| | 1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Common Stock and (c) has its principal place of business in ______.

| | 2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

             (a) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

             (b) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1997 and 1998 and who reasonably expects an individual income in excess of $200,000 in 1999; or

             (c) Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1997 and 1998 and who reasonably expects a joint income in excess of $300,000 during 1999; and the undersigned CORPORATION has its principal place of business in _______________.

         For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

| |      3.  The undersigned CORPORATION is:

             (a) a bank as defined in Section 3(a)(2) of the Securities Act; or

             (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

             (c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

             (d) an insurance company as defined in Section 2(13) of the Securities Act; or

             (e) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

|X|      4.  The undersigned is an entity in which all of the equity owners are accredited investors,

II.  OTHER CERTIFICATIONS.

         By signing the Signature Page, the undersigned certifies the following:

         (a) That the CORPORATION'S purchase of the Common Stock will be solely for the CORPORATION'S own account and not for the account of any other person or entity, and

         (b) that the CORPORATION'S name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

Ill.  GENERAL INFORMATION

         (a) PROSPECTIVE PURCHASER (THE CORPORATION)

Name: JAMES LLC

Principal Place of Business:  c/o Citco Trustees (Cayman), Ltd.
                              ---------------------------------

Corporate Centre, West Bay Road, P.O. Box 31106 SMB, Grand Cayman,
--------------------------------------------------------------------------------
Cayman Islands, BWI
--------------------------------------------------------------------------------

Address for Correspondence (if different):       As above
                                           ------------------
                                           (Number and Street)


--------------------------------------------------------------------------------
         (City)                (State)                     (Zip Code)

Telephone Number:            345                949-3977
                   -----------------------------------------
                         (Area Code)            (Number)

Jurisdiction of Incorporation:  Cayman Islands
                                -----------------

Date of Formation:
                   -------------------------------------------------------------

Taxpayer Identification Number:
                                ------------------------------------------------

Number of Shareholders:
                        --------------------------------------------------------


         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

Name:  CTC Corporation LTD
      --------------------------------------------------------------------------

Position or Title:  Sole Director
                  --------------------------------------------------------------

                                 QUEST NET CORP.
                           CORPORATION SIGNATURE PAGE
                           --------------------------

         Your signature on this Corporation Signature Page evidences the agreement by the Purchaser to be bound by the Questionnaire and the Subscription Agreement.

         1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the Purchaser will notify QUEST NET CORP. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Purchaser's subscription and will promptly send QUEST NET CORP. written confirmation of such change.

         2. The undersigned officer of the Purchaser hereby certifies that he has read and understands this Subscription Agreement.

         3. The undersigned officer of the Purchaser hereby represents and warrants that he has been duly authorized by all requisite action on the part of the Corporation to acquire the Common Stock and sign this Subscription Agreement on behalf of Quest Net Corp. and further, that JAMES LLC has all requisite authority to purchase the Common Stock and enter into this Subscription Agreement.

   910,747                                        27 May 1999
-------------                                -----------------------
Amount of Common Stock subscribed for                Date



                                                    JAMES LLC
                                             ------------------------
                                                   (Purchaser)

                                         By:     /s/ (illegible)
                                             ------------------------
                                                   (Signature)

                                         Name:
                                               ----------------------
                                              (Please Type or Print)
                                               CTC Corporation Ltd.

                                         Title:  Director    For: JAMES LLC
                                               ----------------------
                                               (Please Type or Print)





         THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

COMPANY ACCEPTANCE PAGE





This Subscription Agreement accepted
and agreed to this _________ day of ___________, 1999

QUEST NET CORP.

By:       /s/ Camilo Pereira
         -----------------------------------------
         Camilo Pereira its President and CEO duly
         authorized







                                       33